Item 14(c) Exhibit (i) (24)



                     POWERS OF ATTORNEY
                             OF
                CERTAIN DIRECTORS OF REGISTRANT









                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation named
herein opposite   her  signature,  hereby  appoints  T.   E.
Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, her attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed



Signature
                                               Date

/s/C.A. Cartwright  Director of M.A. Hanna     March 3, 1999
C. A. Cartwright           Company






                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite   his   signature,  hereby
appoints  T.   E.   Lindsey, J.  S.  Pyke, Jr., and
M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A.
Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.

                Capacity in which Annual Report
                 on Form 10-K is to be signed

Signature
                                               Date


/s/W. R. Embry      Director of M.A. Hanna     March 3, 1999
W. R. Embry                Company





                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite   his   signature,  hereby
appoints  T.   E.   Lindsey, J.  S.  Pyke, Jr., and
M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A.
Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed


Signature
                                               Date


/s/J. T. Eyton      Director of M.A. Hanna     March 3, 1999
J. T. Eyton                 Company





                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite   his   signature,  hereby
appoints  T.   E.   Lindsey, J.  S.  Pyke, Jr., and
M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A.
Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed

Signature
                                               Date


/s/R. A. Garda      Director of M.A. Hanna     March 3, 1999
R. A. Garda                 Company





                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite   his   signature,  hereby
appoints  T.   E.   Lindsey, J.  S.  Pyke, Jr., and
M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A.
Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed


Signature
                                               Date


/s/G.  D. Harnett   Director of M.A. Hanna     March 3, 1999
G. D. Harnett              Company





                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite   his   signature,  hereby
appoints  T.   E.   Lindsey, J.  S.  Pyke, Jr., and
M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A.
Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed


Signature
                                               Date


/s/G. D. Kirkham    Director of M.A. Hanna     March 3, 1999
G. D. Kirkham              Company






                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite   his   signature,  hereby
appoints  T.   E.   Lindsey, J.  S.  Pyke, Jr., and
M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, being filed with the Securities and Exchange Commission by M.A.
Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed

Signature
                                               Date


/s/D. B. Lewis      Director of M.A. Hanna     March 3, 1999
D. B. Lewis                 Company





                    POWER OF ATTORNEY

      The  undersigned, Director of the corporation
named  herein opposite his   signature,  hereby
appoints  T.   E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December
31, 1998, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed

Signature
                                               Date

/s/M. L. Mann       Director of M.A. Hanna     March 3, 1999
M. L. Mann              Company





                    POWER OF ATTORNEY




      The  undersigned, Director of the corporation
named  herein opposite his   signature,  hereby
appoints  T.   E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December
31, 1998, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                 on Form 10-K is to be signed

Signature
                                               Date


/s/R.  W. Pogue     Director of M.A. Hanna     March 3, 1999
R. W. Pogue               Company